MFS(R) HIGH QUALITY BOND FUND

                          MFS(R) MULTI CAP GROWTH FUND

                      Supplement to the Current Prospectus



     The Board of Trustees which oversees the MFS High Quality Bond Fund and the MFS Multi Cap Growth Fund (the "Funds") decided today to terminate the Funds effective April 30, 2002, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of the Funds, the Board of Trustees has suspended the sale of each Fund's shares effective immediately. Consequently, purchase orders for each Fund's shares on or after April 17, 2002 will be rejected by the Fund. As the Funds will be liquidating portfolio securities in anticipation of their terminations, the Funds will not be managed to meet their investment objectives during this period.

     Until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM").

     MMM, a member of the MFS Family of Funds, seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MMM's prospectus is enclosed.

     This Supplement also serves as formal notice of the Funds' termination pursuant to Section 9.2(a) of each Fund's Amended and Restated Declaration of Trust.



                 The Date of this Supplement is April 17, 2002.